UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ABRAXAS PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

To the stockholders of Abraxas Petroleum Corporation Annual Meeting of Stockholders to be held on May 11, 2022 in a virtual-only meeting format, by live audio webcast. Please visit www.proxydocs.com/AXAS for more details and to register to attend the meeting. The Record date for the meeting is March 21, 2022. The proposals to be voted on at the meeting are listed below:

1.  To elect as director to the Abraxas Board of Directors the nominee below for a term of three years: 01 Brian L. Melton, 02 Damon Putman, 03 Daniel Baddeloo

2.  To ratify the appointment of Akin, Doherty, Klein & Feuge, PC as Abraxas’ independent registered public accounting firm for the year ended December 31, 2022.

3.  To approve, by advisory vote, the compensation of the Company’s named executive officers

4.  To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws.

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

ON MAY 11, 2022

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that arc available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and

2021 Annual Report to Stockholders arc available at www.proxydocs.com/AXAS

The Board of Directors recommends a vote “FOR” the Nominee in proposal 1 and “FOR” proposals 2, and 3 all of which have been proposed by The Board Of Directors.

How to Vote

After reviewing the proxy materials, you may choose to vote by Internet, telephone, mail, or in person. If you wish to vote by Internet, you may access the voting site at www.proxyvoting.com/AXAS. To cast your vote online, you will need your stockholder Control Number which is located on the back of this notice.

To vote by telephone or mail you will need a paper copy of the proxy card which you may request in accordance with the instructions below. If you choose to vote by mail, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided.

To vote in person at the meeting please register to attend the meeting by going to www.proxydocs.com/AXAS and follow the instructions to register to attend the meeting.

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

•	calling 1-800- 662-5200 (you will be asked for your stockholder Control Number, which is printed on the back of this notice);

•	sending an email to AXAS-fulfillment@morrowsodali.com and inserting your stockholder Control Number in the subject line; or

•	by going online at www.proxyvoting.com/AXAS-materials

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future stockholder meetings; this request can be revoked at any time.

If you want to receive a paper or e-mail copy of the Proxy Statement and 2021 Annual Report to Stockholders, you can request one at any time; you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by April 27, 2022 to facilitate timely delivery.